Exhibit (10)(b)


FREEDMAN, LEVY, KROLL & SIMONDS


                                       CONSENT OF
                             FREEDMAN, LEVY, KROLL & SIMONDS



     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-93889).


                       /s/ Freedman, Levy, Kroll & Simonds
                         FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
October 2, 2000